UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2013

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard P. Tobin joined Lionbridge on September 16, 2013 as Senior Vice President and General Manager of Global Localization and Translation ("GLT")and is an Executive Officer of Lionbridge as defined under Section 16 of the Securities Exchange Act of 1934.

Pursuant to an offer letter (the "Offer Letter"), Mr. Tobin will receive an annual base salary of $320,000. He will receive a signing bonus in the amount of $47,500. Mr. Tobin is eligible for a target bonus of 60% of his annual base salary subject to the achievement of specific objectives related to corporate and business unit profitability and revenue targets, as well as defined personal objectives. Mr. Tobin will receive an option to purchase 20,000 shares of Lionbridge's common stock at an exercise price equal to the closing price of Lionbridge's common stock on the NASDAQ Global Select Market on September 16, 2013. Subject to his continued employment, 25% of the shares subject to the option will vest on the first anniversary of his commencement date and an additional 12.5% of the shares will vest each six month period thereafter. Mr. Tobin also will receive 80,000 shares of restricted stock that will vest (subject to continued employment) 25% on each anniversary of his commencement date. The Offer Letter also provides that if Mr. Tobin is terminated without cause, he will receive salary and benefit continuation payments for a period of twelve months. Subject to the terms of the Offer Letter, Mr. Tobin will also participate in Lionbridge's Change of Control Plan, under which he will be entitled to salary and benefit continuation for an 18 month period if his employment is terminated without cause or for good reason following a change of control, as well as accelerated vesting of equity. He will receive a Change of Control Agreement issued pursuant to the Change of Control Plan. Mr. Tobin is also bound by the Business Protection Agreement detailing his obligations of confidentiality, non-solicitation and non-competition.

Mr. Tobin is an employee-at-will.

The foregoing summary is qualified in its entirety by reference to the Offer Letter, the Business Protection Agreemen, the Lionbridge Change of Control Plan and the Lionbridge Change of Control Agreement, copies of which are attached as Exhibits 10.1 – 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

September 17, 2013	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter between Richard Tobin and Lionbridge Technologies, Inc.
10.2	Business Protection Agreement between Richard Tobin and Lionbridge
10.3	Amended and Restated Lionbridge Change of Control Plan (filed as Exhibit 10-1 to the Current Report on Form 8-K (File No. 000-26933) filed on November 5, 2008 and incorporated by reference herein.
10.4	Amended and Restated Lionbridge Change of Control Agreement between Lionbridge and Executive Officers (filed as Exhibit 10-2 to the Current Report on Form 8-K (File No. 000-26933) filed on November 5, 2008 and incorporated by reference herein.